UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 17, 2011

ACXIOM CORPORATION

(Exact Name of Registrant as Specified In Charter)

 Delaware

(State or Other Jurisdiction of Incorporation)

0-13163	71-0581897
(Commission File Number)	(IRS Employer Identification No)

601 E. Third St., Little Rock, Arkansas	72201
(Address of Principal Executive Offices)	(Zip Code)

501-342-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2011, the board of directors of Acxiom Corporation (the “Company”) appointed the Company’s chief executive officer and president, Scott E. Howe, as a director of the Company.  Mr. Howe’s appointment was made in accordance with the terms of the Employment Agreement between Mr. Howe and the Company dated July 26, 2011, which was previously filed with the Securities and Exchange Commission on July 27, 2011 as Exhibit 10.1 to the Company’s Current Report on Form 8-K.  Mr. Howe will serve as chairman of the Executive Committee of the board.

Item 5.07       Submission of Matters to a Vote of Security Holders

The Company’s 2011 Annual Meeting of Stockholders (“2011 Annual Meeting”) was held on August 17, 2011 at 11:00 a.m. CDT at the Acxiom River Market Building, 601 E. Third Street, Little Rock, Arkansas.  The Company’s stockholders voted on the matters discussed below.

William T. Dillard II and R. Halsey Wise were re-elected to the board of directors for three-year terms expiring at the 2014 Annual Meeting of Stockholders.   The stockholders approved, on an advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Company’s proxy statement for the 2011 Annual Meeting.  The stockholders recommended, also on an advisory basis, that the Company hold future advisory votes on executive compensation every year.  The stockholders ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2012.  The final voting results on these matters were as follows:

1. Election of Directors:
Name	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
William T. Dillard II	60,150,203	5,364,314	1,852,961	7,559,060
R. Halsey Wise	63,238,699	2,273,022	1,855,757	7,559,060

2. Advisory (non-binding) resolution on executive compensation:
Votes For	Votes Against	Votes Abstained	Broker Non-Votes
64,940,346	569,702	1,857,430	7,559,060

3. Advisory (non-binding) vote on the frequency of future advisory votes on executive compensation:
Every Year	Every 2 Years	Every 3 Years	Votes Abstained	Broker Non-Votes
60,438,391	41,648	6,819,882	67,557	7,559,060

Consistent with the stockholders’ vote on this matter, the Company’s Board of Directors has determined to hold an advisory vote on executive compensation every year until the next required vote on the frequency of future advisory votes on executive compensation.

4. Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2012:
Votes For	Votes Against	Votes Abstained
71,871,938	763,971	2,290,629

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2011	ACXIOM CORPORATION

By: /s/ Jerry C. Jones Jerry C. Jones Chief Legal Officer & Sr. Vice President